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                             FORM 8-K

                SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549





                          CURRENT REPORT

              PURSUANT TO SECTION 13 OR 15(d) OF THE
                 SECURITIES EXCHANGE ACT OF 1934



                Date of Report: February 24, 2000
               Date of earliest event reported: February 3, 2000



                 THE MAY DEPARTMENT STORES COMPANY
      (Exact name of Registrant as specified in its charter)

   Delaware                   I-79               43-1104396
(State or other           (Commission         (IRS Employer
jurisdiction of           File Number)        Identification No.)
incorporation)


  611 Olive Street, St. Louis, Missouri               63101
(Address of principal executive offices)           (Zip code)


       Registrant's telephone number, including area code:
                          (314) 342-6300




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Item 7.   Financial Statements and Exhibits.

(c)  Exhibits.  The following documents are filed as Exhibits.




Exhibit No.    Exhibit

     99.1      Press Release dated February 3, 2000

     99.2      Press Release dated February 10, 2000











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                            SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                              THE MAY DEPARTMENT STORES COMPANY



Dated: February 24, 2000  By:  /s/ Richard A. Brickson
                                   Richard A. Brickson
                                   Secretary and Senior Counsel






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                        INDEX TO EXHIBITS



Exhibit No.    Exhibit

     99.1      Press Release dated February 3, 2000

     99.2      Press Release dated February 10, 2000








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